RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2013
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

4.                   RELATED PARTY TRANSACTIONS

MLAI and the Partnership entered into a transfer agency and investor services agreement with Financial Data Services, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of BAC and affiliate of MLAI. The Transfer Agent provides registrar, distribution disbursing agent, transfer agent and certain other serviced related to the issuance, redemption, exchange and transfer of Units. The fees charged by the Transfer Agent for its services are based on the aggregate net assets of funds managed or sponsored by MLAI.  The fee rate ranges from 0.016% to 0.02% per year of the aggregate net assets. During the year ended December 31, 2013, the rate was 0.02%.  The fee is payable monthly in arrears.  MLAI allocates the Transfer Agent fees to each of the managed/sponsored funds, including the Partnership, on a monthly basis based on each fund’s net assets. The Transfer Agent fee, which was 0.02% of aggregate asset level, allocated to the Partnership for the year ended December 31, 2013 is paid on behalf of the Partnership by the Sponsor. These fees are included in the wrap fee and are not separately charged to the Partnership.

Wrap fees as presented on the Statements of Operations are paid to related parties.

Typically the vast majority of the Partnership’s and the Portfolio Fund’s U.S. dollar assets are maintained at MLPF&S. MLPF&S and any other BAC affiliates that hold the Partnership’s and the Portfolio Fund’s cash assets receive economic benefits, which may be substantial, from holding this cash, even in low interest rate environments in which the Partnership and the Portfolio Funds receives little, or no, interest on these cash assets.  BAC’s “Interest Earning Program,” which offers interest on cash balances subject to a negotiated schedule, will generally apply to Partnership and the Portfolio Funds cash assets at any time they are maintained by MLAI with its affiliates. As of December 31, 2013, the interest rate under the Interest Earning Program on U.S. dollar cash balances is the daily effective federal funds rate less 20 basis points, recalculated and accrued daily, and subject to a floor of 0%.    The daily effective federal funds rate is a volume-weighted average of rates on trades arranged by the Federal Reserve Bank of New York using data provided by brokers.  Interest is computed based upon the daily net equity balance of the Partnership’s and the Portfolio Fund’s account and is posted to the Partnership’s and the Portfolio Fund’s account on a monthly basis.

MLPF&S charged the Partnership and the Portfolio Funds’, at prevailing local interest rates, for financing realized and unrealized losses on the Partnership’s and each Portfolio Fund’s non-U.S. dollar-denominated positions.  Such amounts are netted against interest income due to the insignificance of such amounts.

The Partnership pays MLAI a wrap fee in the amount of 4.0% per annum of the Partnership’s average month end net asset value.

Interest and wrap fees as presented on the Statements of Operations are all received from or paid to related parties.

On December 31, 2011 MLAI liquidated the majority of its position in the Partnership.